OTHER FINANCIAL ITEMS (Tables)	6 Months Ended
Jun. 30, 2026
Other Financial Items [Abstract]
Schedule of other financial items, net
Other financial items, net consist of the following items:

	Six months ended
(in thousands of $)	June 30, 2026	June 30, 2025
Change in allowance for expected credit losses	(23)	226
Dividend income	259	306
Loss on repurchase of bonds	—	(144)
Other items	(561)	3,027
Total other financial items, net	(325)	3,415